Advisors Disciplined Trust 1264, 1305 and 1322

                          Supplement to the Prospectus

     RF Micro Devices, Inc. (NASDAQ: RFMD) has merged with TriQuint Semiconductor, Inc. (NASDAQ: TQNT) and are now both wholly owned subsidiaries of Qorvo, Inc. (NASDAQ: QRVO). Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of Qorvo, Inc. and will no longer include shares of RF Micro Devices, Inc.

     Supplement Dated:  January 6, 2015















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